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                             FORM 8-K

                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                Date of Report:  February 10, 2000
                                 -----------------

                   HOUSEHOLD FINANCE CORPORATION
                   -----------------------------
      (Exact name of registrant as specified in its charter)


Delaware              1-75                     36-1239445
--------------------------------------------------------------
(State or other       (Commission File         (IRS Employer
jurisdiction of          Number)                Identification
incorporation)                                  Number)

2700 Sanders Road, Prospect Heights, Illinois             60070
---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 847/564-5000
                                                   ------------

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Item 5.   Other Events

          Set forth in the Exhibit hereto are selected consolidated financial statements which present the financial position and results of operations and selected owned and managed financial information for Household Finance Corporation (the "Company") as of and for the years ended December 31, 1999 and 1998.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.


               No.  Exhibit
               ---  --------
               12   Statement on the Computation of Ratio
                    of Earnings to Fixed Charges and to Combined
                    Fixed Charges and Preferred Stock Dividends.

               27   Financial Data Schedule.

               99 Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 1999 and 1998.


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                             SIGNATURE

  Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                HOUSEHOLD FINANCE CORPORATION
                                -----------------------------
                                         (Registrant)



                           By:  /s/ David A. Schoenholz
                                -----------------------------
                                David A. Schoenholz
                                Executive Vice President
                                and Chief Financial Officer,
                                (a Principal Financial Officer),
                                Director and on behalf of
                                Household Finance Corporation


Dated: February 10, 2000
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                           EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   -------

12            Statement on Computation of
              Ratio of Earnings to Fixed Charges and to Combined
              Fixed Charges and Preferred Stock Dividends.

27            Financial Data Schedule.

99 Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance
              Corporation as of and for the years ended December 31, 1999 and 1998.